Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.1799%


        Excess Protection Level
          3 Month Average   5.44%
          February, 2000   6.10%
          January, 2000   5.20%
          December, 1999   5.02%


        Cash Yield                                  18.83%


        Investor Charge Offs                         4.75%


        Base Rate                                    7.97%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,604,500,997.31